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                                                                   Exhibit 10.15

                                     PROXY
                      PETROLEUM HEAT AND POWER CO., INC.
                     THIS PROXY IS SOLICITED ON BEHALF OF
                        THE BOARD OF DIRECTORS FOR THE
          SPECIAL MEETING OF COMMON STOCKHOLDERS, ____________, 1999

          The undersigned hereby constitutes and appoints Irik P. Sevin, George Leibowitz and James Bottiglieri, and each of them, the attorneys and proxies, each with full power of substitution, to represent and act for the undersigned at the special meeting of Common Stockholders of Petroleum Heat and Power Co., Inc. ("Petro") to be held at __________________________________________________, on ____________________, 1999 at _____, New York time, and at any adjournment thereof, and to vote all shares of Class A and Class C Common Stock (the "Common Stock") which the undersigned would be entitled to vote, if personally present, at said meeting, and with all other powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the Proposal set forth below.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

               Approval and adoption of (i) the Agreement and Plan of Merger dated as of October __, 1998, pursuant to which a wholly-owned subsidiary of Star Gas Partners, L.P. (the "Partnership") will be merged with and into Petro and Petro Common Stockholders will receive subordinated units of the Partnership; and (ii) the Exchange Agreement dated as of October __, 1998, pursuant to which Petro Common Stockholders considered to be affiliates of Petro will exchange their shares of Petro Common Stock for subordinated units of the Partnership, all as more fully described in the Proxy Statement for the meeting.

                    FOR  [_]       AGAINST  [_]        ABSTAIN  [_]

                  PLEASE COMPLETE BY MARKING ONE OF THE ABOVE
                BOXES FOR PROPOSAL AS SHOWN IN THIS EXAMPLE [X]
              SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.
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                                   [Reverse]

          THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL.

          It is important that you be represented at the meeting. Please date, sign and return your proxy in the enclosed envelope, to insure that your Common Units will be voted.


Date: ______, 19__                   _______________________________
                                        (Signature of Common Stockholder)



                                        ________________________________________
                                         (Signature of Common Stockholder)
                                         Please sign exactly as your name or
                                         names appear hereon. When shares are
                                         jointly held, each person must sign.
                                         When signing as attorney,
                                         administrator, executor, trustee or
                                         guardian, please give your full title.